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                                                            Exhibit 99(7)(c)(i)




                                January 25, 2001



Securities and Exchange Commission
450 5th Street, N.W.
Washington, D.C. 20549

Ladies and Gentlemen:

      We have read the statements made by Emergent Group, Inc. [Formerly known as Dynamic International, Ltd.] (the "Company") (File No. 0-21475) which we understand will be filed with the Securities and Exchange Commission (the "Commission"), pursuant to the requirements of Item 4 of Form 8-K, as part of the Company's Current Report on Form 8-K, to be filed with the Commission. We agree with the statements made concerning Moore Stephens, P.
C. in such Form 8-K.

                                          Sincerely,



                                          /s/ MOORE STEPHENS, P. C.